Decommissioning Liabilities	12 Months Ended
Dec. 31, 2023
Provision for decommissioning, restoration and rehabilitation costs [abstract]
Decommissioning Liabilities

27. DECOMMISSIONING LIABILITIES

	2023	2022
Decommissioning Liabilities, Beginning of Year	3,559	3,906
Liabilities Incurred	14	22
Liabilities Acquired (Note 5) (1) (2)	5	48
Liabilities Settled	(221)	(215)
Liabilities Divested (Note 5) (1) (2)	(5)	(89)
Change in Estimated Future Cash Flows	330	693
Change in Discount Rates	265	(980)
Unwinding of Discount on Decommissioning Liabilities (Note 7)	220	176
Exchange Rate Movements and Other	(12)	(2)
Decommissioning Liabilities, End of Year	4,155	3,559
(1)In connection with the Toledo Acquisition, Cenovus was deemed to have disposed of its pre-existing interest and reacquired it at fair value as required by IFRS 3. As at February 28, 2023, the carrying value of the pre-existing interest in Toledo’s decommissioning liabilities was $2 million.
(2)In connection with the Sunrise Acquisition, Cenovus was deemed to have disposed of its pre-existing interest and reacquired it at fair value as required by IFRS 3. As at August 31, 2022, the carrying value of the pre-existing interest in SOSP’s decommissioning liabilities was $11 million.
As at December 31, 2023, the undiscounted amount of estimated future cash flows required to settle the obligation is $15.0 billion (December 31, 2022 – $14.2 billion). Most of these obligations are not expected to be paid for several years, or decades, and are expected to be funded from general resources at that time. The Company expects to settle approximately $259 million of decommissioning liabilities over the next year. Revisions in estimated future cash flows resulted from a change in the timing of decommissioning liabilities over the estimated life of the reserves and an increase in cost estimates. These obligations were discounted using a credit-adjusted risk-free rate of 5.5 percent (December 31, 2022 – 6.1 percent) and assumes an inflation rate of two percent (December 31, 2022 – two percent).
The Company deposits cash into restricted accounts that will be used to fund decommissioning liabilities in offshore China in accordance with the provisions of the regulations of the People’s Republic of China. As at December 31, 2023, the Company had $211 million in restricted cash (December 31, 2022 – $209 million).
Sensitivities
Changes to the credit-adjusted risk-free rate or the inflation rate would have the following impact on the decommissioning liabilities:

	Sensitivity	2023		2022
As at December 31,	Range	Increase	Decrease	Increase	Decrease
Credit-Adjusted Risk-Free Rate	± one percent	(387)	515	(319)	419
Inflation Rate	± one percent	519	(392)	419	(320)